UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

WASHINGTON TRUST BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Rhode Island	001-32991	05-0404671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Broad Street
Westerly,	Rhode Island	02891
(Address of principal executive offices)		(Zip Code)

(401)	348-1200
(Registrant's telephone number, including area code)

N/A
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02    Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers;     Compensatory Arrangements of Certain Officers.

On April 25, 2023, Kathleen E. McKeough retired from the Board of Directors of Washington Trust Bancorp, Inc. (the "Corporation"). The Corporation's corporate governance guidelines, consistent with the Bylaws, require any director who attains age 72 to resign from the Board of Directors as of the Annual Meeting of Shareholders following such director's 72nd birthday. Ms. McKeough, who was Lead Director, reached age 72 prior to the 2023 Annual Meeting of Shareholders ("2023 Annual Meeting"). Subsequent with Ms. McKeough's retirement, Robert A. DiMuccio, CPA was appointed Lead Director of the Corporation.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 25, 2023, the Corporation held its 2023 Annual Meeting by remote communication. On the record date of February 28, 2023, there were 16,984,872 shares outstanding and eligible to vote, of which 14,494,752 shares, or 85.3%, were represented at the 2023 Annual Meeting.

The following is a brief description of each matter voted on by the Corporation’s shareholders at the 2023 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter.

Proposal 1
The election of four individuals to the Board of Directors, each to serve a three-year term and until their successors are duly elected and qualified:

	Term	Votes For	Votes Withheld	Broker Non-votes
John J. Bowen	3 years	11,488,568	403,731	2,602,453
Robert A. DiMuccio, CPA	3 years	10,729,553	1,162,746	2,602,453
Mark K. W. Gim	3 years	11,296,170	596,129	2,602,453
Sandra Glaser Parrillo	3 years	11,724,843	167,456	2,602,453

Proposal 2
Ratification of the selection of Crowe LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,316,402	27,493	150,857	—

Proposal 3
Approval, on a non-binding advisory basis, of the compensation of the Corporation’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,160,308	488,488	243,503	2,602,453

Proposal 4
Approval, on a non-binding advisory basis, the frequency of future votes to approve the Corporation's executive compensation:

Year 1	Year 2	Year3	Abstentions	Broker Non-Votes
10,951,697	19,239	786,058	135,305	2,602,453

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Exhibit

	99.1	Press release dated April 27, 2023
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date:	April 27, 2023	By:	/s/ Ronald S. Ohsberg
Ronald S. Ohsberg
Senior Executive Vice President, Chief Financial Officer and Treasurer